SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  MAY 16, 2003
                            ------------------------
                Date of Report (Date of earliest event reported)

                       AMERICAN REAL ESTATE PARTNERS, L.P.
           ----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

DELAWARE                             1-9516                      13-3398766
----------------                    --------                  ---------------
(State of Organization)     (Commission File Number)           (IRS Employer
                                                          Identification Number)

                             100 SOUTH BEDFORD ROAD
                               MT. KISCO, NY 10549
                     ---------------------------------------
         (Address of Registrant's Principal Executive Office (Zip Code)

                                 (914) 242-7700
                               ------------------
              (Registrant's telephone number, including area code)

                               ------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     On May 16, 2003 (i) the Company issued a press release, a copy of which is filed as Exhibit 99.1, and (ii) a subsidiary of the Company has entered into Stock, Debt and LLC Interest Purchase Agreement, copy of which is filed as
Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

         EXHIBIT NO.    DESCRIPTION
99.1 Joint Press Release of American Real Estate Partners, L.P., dated as of May 16, 2003.
99.2     Stock, Debt and LLC Interest Purchase Agreement, dated as of May 16,
         2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN REAL ESTATE PARTNERS, L.P.
                                    (Registrant)

                                    By:     American Property Investors, Inc.
                                            General Partner

                                            By: /s/ John P. Saldarell
                                                 John P. Saldarelli
                                                 Chief Financial Officer,
                                                 Secretary and Treasurer

Dated:  May 16, 2002

                                                                   Exhibit 99.1

     [Letterhead of American Real Estate Partners, L.P.]


Contact:  John P. Saldarelli
          Secretary and Treasurer
          (914) 242-7700

                              FOR IMMEDIATE RELEASE

                  AMERICAN REAL ESTATE PARTNERS, L.P. AGREES TO
            ACQUIRE CERTAIN SECURITIES OF NATIONAL ENERGY GROUP, INC.


 Mount Kisco, New York, May 16, 2003 - American Real Estate Partners, L.P., (NYSE: ACP) ("AREP") announced today that American Real Estate Holdings Limited Partnership, a subsidiary of AREP, has agreed to acquire certain debt and equity securities of National Energy Group, Inc. and the 100% interest in an entity owning such debt and equity securities, from the entities affiliated with and indirectly wholly-owned by Carl C. Icahn for the aggregate consideration of $148,084,689.50, subject to certain adjustments at closing, by entering into a definitive Stock, Debt and LLC Interest Purchase Agreement dated as of today. Following the closing of this transaction, AREP will beneficially own in excess of 50% of the issued and outstanding Common Stock of National Energy Group, Inc. and the 100% of the outstanding 10 3/4 % Senior Notes due 2006 of National Energy Group, Inc. in the aggregate principal amount of $148,637,000. The closing of the transactions contemplated by the agreement is subject to certain conditions, including, among other things, the approval of the shareholders of National Energy Group, Inc. of certain amendments to the certificate of incorporation of National Energy Group, Inc. and subsequent action of the board of directors of National Energy Group, Inc. pursuant to such amendment.

National Energy Group, Inc. owns an interest in entities primarily involved in owning and operating of oil and gas properties and manages the oil and gas operations of such entities.

American Real Estate Partners, L.P. is a master limited partnership primarily engaged in acquiring and managing real estate investments with a primary focus on office, retail, industrial, hotel, gaming and residential properties.

This release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

                                                                   Exhibit 99.2

                 STOCK, DEBT AND LLC INTEREST PURCHASE AGREEMENT



                            dated as of May 16, 2003



                                 by and between



                      American Real Estate Holdings, L.P.,

                                  as Purchaser,

                                       and

                                  Arnos Corp.,

                         High River Limited Partnership

                                       and

                         High Coast Limited Partnership,

                                   as Sellers

                                Table of Contents

                                                                                                               Page

                                    Article I
                SALE OF SHARES, DEBT AND LLC INTEREST AND CLOSING
   1.1      Purchase and Sale.....................................................................................1
   1.2      Purchase Price........................................................................................1
   1.3      Closing...............................................................................................2
                                    Article II
                   REPRESENTATIONS AND WARRANTIES OF SELLERS REGARDING SHARES, DEBT AND COMPANY
   2.1      Organization of the Sellers...........................................................................2
   2.2      Authority.............................................................................................2
   2.3      Title.................................................................................................2
   2.4      No Conflicts..........................................................................................2
   2.5      Due Incorporation of Company and Subsidiaries.........................................................3
   2.6      Consents and Approvals; Authority Relative to this Agreement..........................................3
   2.7      Capitalization........................................................................................3
   2.8      Capitalization at Closing.............................................................................4
   2.9      SEC Filings; Financial Statements.....................................................................5
   2.10     No Adverse Effects or Changes.........................................................................5
   2.11     Title to Properties...................................................................................6
   2.12     Litigation............................................................................................6
   2.13     Claims Against Officers and Directors.................................................................6
   2.14     Insurance.............................................................................................6
   2.15     Compliance with Law...................................................................................6
   2.16     Taxes.................................................................................................6
   2.17     Undisclosed Liabilities...............................................................................7
   2.18     Related Parties.......................................................................................7
   2.19     Intellectual Property.................................................................................7
   2.20     Environmental Matters.................................................................................7
   2.21     Oil and Gas Operations................................................................................8
   2.22     Proven Reserves.......................................................................................9
   2.23     Derivatives and Hedging Contracts.....................................................................9
   2.24     Employees, Labor Matters, etc.........................................................................9
   2.25     Employee Benefit Plans...............................................................................10
   2.26     Brokers..............................................................................................10
   2.27     Accuracy of Statements...............................................................................10
                                                    Article III
              ADDITIONAL REPRESENTATIONS AND WARRANTIES OF ARNOS AND HIGH RIVER REGARDING HOLDING LLC
   3.1      Due Organization of Company..........................................................................11
   3.2      Authority............................................................................................11
   3.3      Title to Properties..................................................................................11
   3.4      Litigation...........................................................................................11
   3.5      Claims Against Members and Manager...................................................................11



                                        i


   3.6      No Other Business....................................................................................11

                                                      Article IV
                                    REPRESENTATIONS AND WARRANTIES OF PURCHASER
   4.1      Organization of Purchaser............................................................................11
   4.2      Authority............................................................................................12
   4.3      No Conflicts.........................................................................................12


                                                      Article V
                                 ASSIGNMENT AND ASSUMPTION OF OPERATING AGREEMENT
   5.1      Assignment and Assumption............................................................................12


                                                      Article VI
                                   CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER
   6.1      Warranties True as of Both Present Date and Closing Date.............................................12
   6.2      Compliance with Agreements and Covenants.............................................................13
   6.3      Consents and Approvals...............................................................................13
   6.4      No Material Adverse Change...........................................................................13
   6.5      Actions or Proceedings...............................................................................13
   6.6      Purchase of Additional Shares........................................................................13

                                                   Article VII
                                CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH SELLER
   7.1      Warranties True as of Both Present Date and Closing Date.............................................13
   7.2      Compliance with Agreements and Covenants.............................................................13
   7.3      Consents and Approvals...............................................................................14
   7.4      Actions or Proceedings...............................................................................14

                                                   Article VIII
                                                    TERMINATION
   8.1      Termination..........................................................................................14
   8.2      Effect of Termination................................................................................14

                                                    Article IX
                                                  INDEMNIFICATION
   9.1      Indemnification by Sellers...........................................................................14
   9.2      Claims...............................................................................................15
   9.3      Notice of Third-Party Claims; Assumption of Defense..................................................15
   9.4      Settlement or Compromise.............................................................................16
   9.5      Failure of Indemnifying Person to Act................................................................16
   9.6      Tax Character........................................................................................16

                                                     Article X
                                                    DEFINITIONS
   10.1     Definitions..........................................................................................16

                                                    Article XI
                                                   MISCELLANEOUS
   11.1     Investigation........................................................................................22
   11.2     Entire Agreement.....................................................................................22
   11.3     Waiver...............................................................................................22
   11.4     Amendment............................................................................................22
   11.5     No Third Party Beneficiary...........................................................................22
   11.6     Assignment; Binding Effect...........................................................................22


                                       ii


   11.7     Headings.............................................................................................22
   11.8     Invalid Provisions...................................................................................22
   11.9     Expenses.............................................................................................22
   11.10    Further Action....................................................................................24
   11.11    Governing Law.....................................................................................24
   11.12    Counterparts......................................................................................24
   11.13    Independent Obligations...........................................................................24
   11.14    Exclusive Remedy..................................................................................24
   11.15    Acknowledgement...................................................................................24




                                      iii





     This STOCK, DEBT AND LLC INTEREST PURCHASE AGREEMENT (this "Agreement") dated as of May 16, 2003 is made and entered into by and among Arnos Corp., a Nevada corporation ("Arnos"), High River Limited Partnership, a Delaware limited partnership ("High River"), High Coast Limited Partnership, a Delaware limited partnership ("High Coast"), (each a "Seller" and collectively, the "Sellers"), and American Real Estate Holdings, L.P., a Delaware limited partnership ("Purchaser"). Capitalized terms not otherwise defined herein have the meanings set forth in ARTICLE X.

     WHEREAS, Purchaser desires to purchase (i) 4,044,595 shares (such number of shares, the "Shares") of Common Stock, par value $.01 per share, of National Energy Group, Inc. (the "Company"), from Arnos at a price of $0.50 per Share,
(ii) $54,909,000 in principal amount of 10 3/4 % Senior Notes due 2006 of the Company (such notes in such principal amount of $54,909,000, the "Debt"), from High Coast at a price equal to 97.75% (the "Discount Rate") of the sum of the principal amount of the Debt plus 100% of any interest unpaid but accrued on the Debt through and inclusive of the Closing Date (as defined below), and (iii) 100% of the limited liability company interest (the "LLC Interest") of Greenville Holding LLC, a Delaware limited liability company (the "Holding LLC"), from the Holding LLC's members High River and Arnos, at a price equal to $92,388,844.50 (plus 100% of any interest unpaid but accrued on the Holding Debt (as defined below) through and inclusive of the Closing Date), which price is calculated by applying the same price per Share to the Holding Shares and Discount Rate to the Holding Debt as were applied to the Shares and the Debt, respectively; in each case on the terms and subject to the conditions set forth in this Agreement; and

     WHEREAS, Holding LLC holds (i) 1,539,449 shares of Common Stock, par value $.01 per share, of the Company (the "Holding Shares") and (ii) $93,728,000 in principal amount of 10 3/4 % Senior Notes due 2006 of the Company (the "Holding Debt").

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   Article I
                SALE OF SHARES, DEBT AND LLC INTEREST AND CLOSING

     1.1 Purchase and Sale. The Sellers agree to sell to Purchaser, and Purchaser agrees to purchase from the Sellers, the Shares, the Debt (together with any unpaid but accrued interest thereon through and including the Closing
Date) and the LLC Interest at the Closing on the terms and subject to the conditions set forth in this Agreement.

     1.2 Purchase Price. The aggregate purchase price for the Shares, the Debt and the LLC Interest is $148,084,689.50 (plus 100% of any interest unpaid but accrued on the Debt and the Holding Debt through and inclusive of the Closing Date, the "Purchase Price"), payable in immediately available United States funds at the Closing in the manner provided in Section 1.3. The allocation of the Purchase Price (other than for any unpaid but accrued interest on the Debt and, with respect to the price for the LLC Interest, the Holding Debt, the amount of which will be calculated on the Closing Date) with respect to each Seller and between the Shares, the Debt and the LLC Interest is as set forth on Schedule A hereto. The parties to this Agreement agree not to take any position with any Governmental or Regulatory Authority inconsistent with this purchase price allocation.

     1.3 Closing. The Closing will take place at the offices of Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York 10153, or such other location as may be agreed to by the parties, on the second business day after the satisfaction or waiver of conditions set forth in Articles VI and VII (the "Closing Date"). At the Closing: (i) Purchaser will pay the Purchase Price by electronic transfer of immediately available funds to such respective accounts of each Seller as such Seller has directed, and (ii) the Sellers will sell to Purchaser the Shares, the Debt and the LLC Interest by (A) delivering to Purchaser the Shares and the Debt against such payment via a DTC-book entry transfer from the accounts of the Sellers to the account of Purchaser, through Icahn &Co., Inc., and (B) effectuating the sale of the LLC Interest and the assignment of the Operating Agreement contemplated in Article V hereof to Purchaser.

                                   Article II
  REPRESENTATIONS AND WARRANTIES OF SELLERS REGARDING SHARES, DEBT AND COMPANY

     Each Seller hereby jointly and severally represents and warrants (except with respect to representations and warranties set forth in Sections 2.1, 2.2, 2.3, 2.4, 2.6, 2.7(c), 2.26 and 2.27 which are being made severally and not jointly by each such Seller solely with respect to itself and not any other Seller) to Purchaser as follows:

     2.1 Organization of the Sellers. Each Seller is a duly organized corporation or limited partnership, as the case may be, validly existing and in good standing under the Laws of the State of Delaware. Each Seller has full corporate or organizational, as the case may be, power and authority to execute and deliver this Agreement and to perform such Seller's obligations hereunder and to consummate the transactions contemplated hereby, including without limitation to sell and transfer (pursuant to this Agreement) its respective portions of the Shares, the Debt and the LLC Interest.

     2.2 Authority. The execution and delivery by each Seller of this Agreement, and the performance by such party of its obligations hereunder, have been duly and validly authorized by the managing member/manager of Seller or its board of directors, as the case may be, no other organizational or corporate action on the part of any Seller or its members/managers or the board of directors, as the case may be, being necessary. This Agreement has been duly and validly executed and delivered by each Seller and constitutes a legal, valid and binding obligation of each Seller enforceable against such Seller in accordance with its terms;

     2.3 Title. The delivery of its respective portions of the Shares, the Debt and the LLC Interest by the respective Sellers to Purchaser in the manner provided in Section 1.3 will transfer to Purchaser good and valid title to the Shares, the Debt and the LLC Interest, free and clear of all Liens other than Liens created by Purchaser.

     2.4 No Conflicts. The execution and delivery by each Seller of this Agreement do not, and the performance by each Seller of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not:

     (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the organizational documents (other than the Section 6 of the

Company's certificate of incorporation) of any of the Sellers, the Company or any of the Company's Subsidiaries;

     (b) conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to any Seller, the Company or any of the Company's Subsidiaries or any of their respective Assets and Properties (other than such conflicts, violations or breaches which will not in the aggregate adversely affect the validity or enforceability of this Agreement or have a material adverse effect on the Business or Condition of such Seller, the Company or any of the Company's Subsidiaries); or

     (c) (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under,
(iii) require any Seller, the Company or any of the Company's Subsidiaries to obtain, other than the Section 6 Approval and the Section 6 Waiver, any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, (iv) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, or (v) result in the creation or imposition of any Lien upon any Seller, the Company or any of the Company's Subsidiaries or any of their respective Assets and Properties under, any Contract or License to which any Seller, the Company or any of the Company's Subsidiaries is a party or by which any of their respective Assets and Properties are bound.

     2.5 Due Incorporation of Company and Subsidiaries. The Company and each of its Subsidiaries is duly organized and validly existing under the laws of the state in which it is incorporated or organized, as the case may be, with all requisite power and authority to own, lease and operate its properties and to carry on its business as they are now being owned, leased, operated and conducted. The Company and each of its Subsidiaries is licensed or qualified to do business and is in good standing (where the concept of "good standing" is applicable) as a foreign corporation in each jurisdiction where the nature of the properties owned, leased or operated by it and the business transacted by it require such licensing or qualification (except with respect to the Company's Subsidiaries, where the failure to be so licensed or qualified or be in good standing will not in the aggregate adversely affect the validity or enforceability of this Agreement or have a material adverse effect on the Business or Condition of any of the Company's Subsidiaries). The ownership of the Company's Subsidiaries is as set forth in the Company SEC Documents filed prior to the date hereof, to the extent such ownership is required to be disclosed therein under any Law applicable to the Company.

     2.6 Consents and Approvals; Authority Relative to this Agreement. Other than the Section 6 Approval and the Section 6 Waiver, no consent, authorization or approval of, filing or registration with, or cooperation from, any Governmental Authority or any other Person not a party to this Agreement is necessary in connection with the execution, delivery and performance by each Seller of its respective obligations under this Agreement or the consummation by each Seller of its respective transactions contemplated hereby.

     2.7 Capitalization. (a) The authorized capital stock of the Company consists of 15,000,000 shares of common stock (the "Common Stock"), $.01 par value per share, 11,190,650 of which are currently issued and outstanding. All of such shares (i) are validly issued, fully paid and nonassessable and (ii) are, and when issued were, free of preemptive rights. Except as set forth in the Company SEC Documents filed prior to the date hereof, there are no shares of capital stock of the Company held in the treasury of the Company and no shares of capital stock of the Company are currently reserved for issuance for any purpose or upon the occurrence of any event or condition.

     (b) Except as set forth in the Company SEC Documents filed prior to the date hereof, there are no shares of capital stock or other securities (whether or not such securities have voting rights) of the Company or any of its Subsidiaries issued or outstanding or any subscriptions, options, warrants, calls, rights, convertible securities or other agreements or commitments of any character obligating any Seller, the Company or any of the Company's Subsidiaries, or obligating any Seller or any of their Affiliates to cause the Company or any of the Company's Subsidiaries, to issue, transfer or sell, or cause the issuance, transfer or sale of, any shares of capital stock or other securities (whether or not such securities have voting rights) of the Company or any of its Subsidiaries as applicable. Except as set forth in the Company SEC Documents filed prior to the date hereof, there are no outstanding contractual obligations of any Seller, the Company or any of the Company's Subsidiaries which relate to the purchase, sale, issuance, repurchase, redemption, acquisition, transfer, disposition, holding or voting of any shares of capital stock or other securities of the Company or any of the Company Subsidiaries or the management or operation of the Company or its Subsidiaries. Except for any Seller's rights as a holder of Shares and except for Plans or except as set forth in the Company SEC Documents filed prior to the date hereof, no Person has any right to participate in, or receive any payment based on any amount relating to, the revenue, income, value or net worth of the Company or any component or portion thereof, or any increase or decrease in any of the foregoing.

     (c) The assignments, endorsements, stock powers and other instruments of transfer delivered by each applicable Seller to Purchaser at the Closing will be sufficient to transfer such Seller's entire interest, legal and beneficial, in the Shares and the Debt. Each such Seller has, and on the Closing Date will have, full power and authority to convey good and marketable title to all of the Shares and the Debt it holds, and upon the DTC transfer to Purchaser of such Shares and Debt, Purchaser will receive good and marketable title to such Shares and Debt, free and clear of all Liens.

     (d) The aggregate principal amount of issued and outstanding 10 3/4% Senior Notes due 2006 as of the date hereof is $148,637,000. Except (i) as set forth in the Company SEC Documents filed prior to the date hereof or (ii) as otherwise incurred in the ordinary course of business, consistent with past practice, and in amounts which individually or in the aggregate are not material, neither the Company nor any of its Subsidiaries has any indebtedness for borrowed money.

     2.8 Capitalization at Closing. (a) Except for shares of capital stock issued in respect of subscriptions, options, warrants, calls, rights, convertible securities or other agreements or commitments set forth in the Company SEC Documents filed prior to the date hereof, the authorized and issued and outstanding capital stock of the Company will be the same at the Closing as set forth in the Company SEC Documents filed prior to the date hereof; and

     (b) The aggregate principal amount of issued and outstanding 10 3/4% Senior Notes Due 2006 will be the same at the Closing as the aggregate principal amount of issued and outstanding 10 3/4% Senior Notes Due 2006 set forth in Section 2.7(d) above.

     2.9 SEC Filings; Financial Statements. (a) Since August 4, 2000, the Company has timely filed all required reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated therein) with the SEC ("Company SEC Documents"). As of their respective dates (and without giving effect to any amendments or modifications filed after the date of this Agreement), each of the Company SEC Documents, including the financial statements, exhibits and schedules thereto, filed and publicly available with the SEC prior to the date hereof complied (and each of the Company SEC Documents filed after the date of this Agreement, will comply) as to form with applicable Securities Laws and did not (or in the case of statements, circulars or reports filed after the date of this Agreement, will not) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

     (b) Each of the Company's consolidated statements of financial condition or balance sheets included in or incorporated by reference into the Company SEC Documents, including the related notes and schedules, fairly presented in all material respects (or, in the case of Company SEC Documents filed after the date of this Agreement, will fairly present in all material respects) the financial position of the Company as of the date of such balance sheet and each of the Company's statements of income, cash flows and changes in stockholders' equity included in or incorporated by reference into the Company SEC Documents, including any related notes and schedules (collectively, the foregoing financial statements and related notes and schedules are referred to as the "Company Financial Statements"), fairly presented in all material respects (or, in the case of Company SEC Documents filed after the date of this Agreement, will fairly present in all material respects) the results of operations, cash flows and changes in stockholders' equity of the Company for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments not material in amount), in each case in accordance with GAAP consistently applied during the periods involved (except as may be noted therein and except, in the case of unaudited statements, for the absence of notes). Each of the Company Financial Statements complied (or, in the case of Company Financial Statements included or incorporated by reference in Company SEC Documents filed after the date of this Agreement, will, as of the Closing Date, comply) as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto.

     2.10 No Adverse Effects or Changes. Since the date of the Company Recent Balance Sheet, (i) neither the Company nor any of its Subsidiaries has suffered any Company Material Adverse Effect; (ii) there has been no change, event, development, damage or circumstance affecting the Company or its Subsidiaries that, individually or in the aggregate could reasonably be expected to have a Company Material Adverse Effect; (iii) there has not been any material change by the Company in its accounting methods, principles or practices, any revaluation by the Company of any of its assets, including writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business consistent with past practice; and (iv) the Company has conducted its business only in the ordinary course of business consistent with past practice.

     2.11 Title to Properties. Each of the Company and its Subsidiaries has, and on the Closing Date will have, good and marketable title to, and is, and on the Closing Date will be, the lawful owner of, all of the tangible and intangible assets, properties and rights used in connection with its respective businesses and all of the tangible and intangible assets, properties and rights reflected in the Company Financial Statements (other than assets leased under the leases listed on Schedule 2.11 and assets disposed of in the ordinary course of business since the date of such Company Financial Statements).

     2.12 Litigation. (a) Except as disclosed in the Company SEC Documents filed prior to the date hereof, there are no material actions, suits, arbitrations, regulatory proceedings or other litigation, proceedings or governmental investigations pending or threatened against or affecting the Company, its Subsidiaries or any of their respective officers, directors, employees or agents in their capacity as such, or any of the Company's Assets and Properties or businesses of the Company or any of its Subsidiaries, and Seller is not aware of any facts or circumstances which may give rise to any of the foregoing. Except as disclosed in the Company SEC Documents filed prior to the date hereof, neither the Company nor any of its Subsidiaries is subject to any material order, judgment, decree, injunction, stipulation or consent order of or with any court or other Governmental Authority.

     (b) There are no claims, actions, suits, proceedings or investigations pending or threatened by or against the Company or any of its Subsidiaries or Sellers with respect to this Agreement, or in connection with the transactions contemplated hereby, and no Seller has any reason to believe there is a valid basis for any such claim, action, suit, proceeding, or investigation.

     2.13 Claims Against Officers and Directors. There are no pending or threatened claims against any director, officer, employee or agent of the Company, its Subsidiaries or any other Person, which could give rise to any claim for indemnification against the Company or its Subsidiaries or cause the Company or its Subsidiaries to incur any material liability or otherwise suffer or incur any material Loss.

     2.14 Insurance. The Company and its Subsidiaries maintain insurance policies that provide adequate and suitable insurance coverage for the business of the Company and its Subsidiaries and are on such terms, cover such risks and are in such amounts as the insurance customarily carried by comparable companies of established reputation similarly situated and carrying on the same or similar business.

     2.15 Compliance with Law. Except as set forth in the Company SEC Documents filed prior to the date hereof, the Company and its Subsidiaries are in compliance and, at all times, have been in compliance in all material respects with all applicable Laws relating to the Company or its Subsidiaries or their respective Assets and Properties or businesses. Except as disclosed in the Company SEC Documents filed prior to the date hereof, no investigation or review by any governmental authority or self-regulatory authority is pending or, to the knowledge of the Sellers, threatened, nor has any such authority indicated in writing to the Company or any of its Subsidiaries an intention to conduct the same.

     2.16 Taxes. The Company and its Subsidiaries have duly filed all material Tax Returns required to have been filed by them. Neither the Company nor any of its Subsidiaries has any material liability for any Taxes in excess of the amounts paid (or reserved, in accordance with GAAP, as reflected in the Company SEC Documents filed prior to the date hereof), and neither the Company nor any of its Subsidiaries is delinquent in the payment of any material Tax. The consummation of the transactions contemplated by Article I hereof will not cause an "ownership change" within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended.

     2.17 Undisclosed Liabilities. Except (i) as and to the extent disclosed or reserved against the Company Recent Balance Sheet, or (ii) as incurred since the date of the Company Recent Balance Sheet in the ordinary course of business consistent with past practice, the Company does not have any material liabilities or obligations of any nature, whether known or unknown, absolute, accrued, contingent or otherwise and whether due or to become due.

     2.18 Related Parties. Except as set forth in the Company SEC Documents filed prior to the date hereof, and except for transactions between the Company and its Subsidiaries or between the Company's Subsidiaries, (i) no Affiliate of the Company is a party to any material agreement with the Company or any of its Subsidiaries; (ii) no Affiliate of the Company owes any material amount of money to, nor is such Affiliate owed any material amount of money by, the Company or any of its Subsidiaries, other than pursuant to the Plans or in respect of earned but unpaid salary or wages and other than reimbursement for or advancement of routine expenses in the ordinary course of business; (iii) neither the Company nor any of its Subsidiaries has, directly or indirectly, guaranteed or assumed any material indebtedness for borrowed money or otherwise for the benefit of an Affiliate of the Company; and (iv) since August 4, 2000, neither the Company nor any of its Subsidiaries has made any material payment to, or engaged in any material transaction with, an Affiliate of the Company, other than pursuant to the Company's Plans and salary or wage plans and other than reimbursement for or advancement of routine expenses in the ordinary course of business.

     2.19 Intellectual Property. (a) The Company and its Subsidiaries own, or possess adequate rights to use, all material patents, trade names, trademarks, copyrights, inventions, processes, designs, formulae, trade secrets, know-how and other intellectual property rights necessary for the conduct of their business. All material intellectual property has been duly registered with, filed in or issued by the relevant filing offices, domestic or foreign, to the extent necessary or desirable to ensure full protection under any applicable Law, and such registrations, filings or issuances remain in full force and effect.

     (b) The conduct of the business of the Company and its Subsidiaries does not infringe or otherwise materially conflict with any rights of any Person in respect of intellectual property rights. None of the intellectual property rights owned by the Company or its Subsidiaries is being infringed or otherwise, in any material way, used or available for use by any Person without a license or permission from the Company and its Subsidiaries and neither the Company nor any of its Subsidiaries has taken or omitted to take any action which would have the effect of waiving any of its rights thereunder.

     2.20 Environmental Matters. Except as set forth in the Company SEC Documents filed prior to the date hereof:

     (a) The Company and each of its Subsidiaries have obtained all material Environmental Permits that are required with respect to their respective Assets and Properties and businesses, either owned or leased;

     (b) The Company, each of its Subsidiaries, and their respective Assets and Properties and businesses, are in compliance in all material respects with all terms and conditions of all applicable Environmental Laws and Environmental Permits;

     (c) There are no Environmental Claims pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has received any notice from any
Governmental or Regulatory Authority of any unresolved violation or liability arising under any Environmental Law or Environmental Permit in connection with its Assets and Properties, businesses or operations;

     (d) Neither the Company nor its Subsidiaries owns, leases or operates or has owned, leased or operated, any property listed on the National Priorities List pursuant to CERCLA or on the CERCLIS or on any other federal or state list as sites requiring investigation or cleanup;

     (e) Neither the Company nor any of its Subsidiaries is directly transporting, has directly transported, or is directly arranging for the transportation of, any Hazardous Material to any location which is listed on the National Priorities List pursuant to CERCLA, on the CERCLIS, or on any similar federal or state list or which is the subject of federal, state or local enforcement actions or other investigations that may lead to material claims against the Company or its Subsidiaries for remedial work, damage to natural resources or personal injury including claims under CERCLA;

     (f) There are no sites, locations or operations at which the Company is currently undertaking, or has completed, any remedial or response action relating to any such disposal or release, as required by Environmental Laws;

     (g) All underground storage tanks and solid waste disposal facilities owned or operated by the Company or its Subsidiaries are used and operated in material compliance with Environmental Laws; and

     (h) There are no physical or environmental conditions existing on any property owned or leased by the Company or its Subsidiaries resulting from their respective operations or activities, past or present, at any location, that would give rise to any material on-site or off-site remedial obligations under any applicable Environmental Laws, other than normal and ordinary remedial work associated with plugging and abandoning of oil and gas facilities.

     2.21 Oil and Gas Operations. Except as set forth in the Company SEC Documents filed prior to the date hereof, all wells included in the Oil and Gas Interests of the Company and its Subsidiaries have been drilled and (if completed) completed, operated and produced in accordance with generally accepted oil and gas field practices and in compliance in all material respects with applicable oil and gas leases, pooling and unit agreements, and applicable Laws. Except as set forth in the Company SEC Documents filed prior to the date hereof:

     (a) With respect to the oil, gas and other mineral leases, unit agreements, pooling agreements, communitization agreements and other documents creating interests comprising the Oil and Gas Interests: (i) the Company and its Subsidiaries have fulfilled all requirements in all material respects for filings, certificates, disclosures of parties in interest, and other similar matters contained in such leases or other documents (or otherwise applicable thereto by Law) and is fully qualified to own and hold all such leases or other interests, and (ii) upon the establishment and maintenance of production in commercial quantities, the leases and other interests are to be in full force and effect over the economic life of the property involved and do not have terms fixed by a certain number of years;

     (b) Proceeds from the sale of crude oil, natural gas and other minerals produced from the Oil and Gas Interests are being received by the Company and its Subsidiaries in a timely manner and are not being held in suspense for any reason (except for amounts, which are not materially significant, either individually or in the aggregate, and which are held in suspense in the ordinary course of business); and

     (c) No person has any call upon, option to purchase, preferential right to purchase or similar rights with respect to any material Oil and Gas Interests or to the production therefrom. Neither the Company nor its Subsidiaries has any obligation to provide a fixed and determinable quantity of natural gas or crude oil in the future under existing contracts or agreements.

     2.22 Proven Reserves. (a) The estimates of proven reserves attributable to the Oil and Gas Interests of the Company and its Subsidiaries which are set forth in the Company SEC Documents filed prior to the date of this Agreement have been (or, in the case of Company SEC Documents filed after the date of this Agreement, will be, as of the Closing Date) prepared in accordance with (i) the published guidelines of the Securities and Exchange Commission, and (ii) generally accepted petroleum engineering and evaluation principles as set forth in the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserve Information promulgated by the Society of Petroleum Engineers; and

     (b)......The  factual information  underlying the estimates of reserves set forth in the Company SEC Documents filed prior to the date of this Agreement (including, without limitation, production, volumes, sales prices for production, contractual pricing provisions under oil or gas sales or marketing contracts, costs of operations and development, and working interest and net revenue information relating to the Company's and its Subsidiaries' ownership interests in oil and gas properties) is, or in the case of Company SEC Documents filed after the date of this Agreement, will be, as of the Closing Date, true and correct in all material respects as of the date such estimates were prepared.

     2.23 Derivatives and Hedging Contracts. Except as set forth in the Company SEC Documents filed prior to the date hereof, neither the Company nor any of its Subsidiaries is a party to (i) any agreement pursuant to which the Company or its Subsidiaries has hedged its exposure to price fluctuations in the natural gas or crude oil, spot or futures markets, including but not limited to, options, swaps, floors, collars, forward sales or forward purchases involving commodities or commodities prices, or indexes based on any of the foregoing, and
(ii) any derivative or similar financial instrument (whether used for speculative activities in any currency, commodities or financial market, or to hedge against any financial risk).

     2.24 Employees, Labor Matters, etc. Except as set forth in the Company SEC Documents filed prior to the date hereof, neither the Company nor any of its Subsidiaries is a party to or bound by any collective bargaining agreement, and there are no labor unions or other organizations representing, purporting to represent or attempting to represent any employees employed by the Company or any of its Subsidiaries. Since August 4, 2000, there has not occurred or been threatened any material strike or other similar labor activity with respect to any employees of the Company or any of its Subsidiaries. There are no labor disputes currently subject to any grievance procedure, arbitration or litigation and there is no representation petition pending or threatened with respect to any employee of the Company or any of its Subsidiaries. The Company and its Subsidiaries have complied with all applicable Laws pertaining to the employment or termination of employment of their respective employees, including, without limitation, all such Laws relating to labor relations, equal employment opportunities, fair employment practices, prohibited discrimination or distinction and other similar employment activities, except for any failure so to comply that, individually and in the aggregate, could not result in any Company Material Adverse Effect.

     2.25  Employee  Benefit  Plans.  Except  as set  forth in the  Company  SEC
Documents filed prior to the date hereof, neither the Company nor any of its Subsidiaries has incurred any liability, and no event, transaction or condition has occurred or exists that could result in any liability, on account of any Plans, including but not limited to liability for (i) additional contributions required to be made to any Plans with respect to periods ending on or prior to the date hereof which are not reflected, reserved against or accrued in the Company Recent Balance Sheet or accrued thereafter in accordance with the terms of the Plans; (ii) breaches by the Company or any of its Subsidiaries, or any of their employees, officers, directors, stockholders, or, to the knowledge of Seller, the trustees under the trusts created under the Plans, or any other Persons under ERISA or any other applicable Law; or (iii) income taxes by reason of non-qualification of the Plans. Each of the Plans has been operated and administered in all respects in compliance with its terms, all applicable Laws and all applicable collective bargaining agreements.

     2.26 Brokers. Neither any of the Sellers nor the Company has used any broker or finder in connection with the transactions contemplated hereby, and neither Purchaser nor any Affiliate of Purchaser has or shall have any liability or otherwise suffer or incur any Loss as a result of or in connection with any brokerage or finder's fee or other commission of any Person retained (or purporting to be retained) by any of the Sellers or by the Company in connection with any of the transactions contemplated by this Agreement.

     2.27 Accuracy of Statements. Neither this Agreement nor any schedule, exhibit, statement, list, document, certificate or other information furnished or to be furnished by or on behalf of the Company or any of the Sellers to Purchaser or any representative or Affiliate of Purchaser in connection with this Agreement or any of the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

                                   Article III
               ADDITIONAL REPRESENTATIONS AND WARRANTIES OF ARNOS
                      ND HIGH RIVER REGARDING HOLDING LLC

     Each of Arnos and High River (each a "Member" and collectively, the "Members"), jointly and severally, hereby represents and warrants to Purchaser as follows:

     3.1 Due Organization of Company. The Holding LLC is duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite power and authority to own, lease and operate its properties and to carry on its business as they are now being owned, leased, operated and conducted. The Holding LLC is licensed or qualified to do business and is in good standing (where the concept of "good standing" is applicable) as a foreign corporation in each jurisdiction where the nature of the properties owned, leased or operated by it and the business transacted by it require such licensing or qualification.

     3.2 Authority. The sale, transfer and assignment by the Members to Purchaser of the LLC Interest has been duly and validly authorized by all necessary limited liability company action. Any instrument or instruments of transfer used to effect such sale, transfer or assignment will be, as of the Closing Date sufficient to transfer Members' entire interest, legal and beneficial, in the LLC Interest.

     3.3 Title to Properties. The Holding LLC has, and on the Closing Date will have, good and marketable title to, and is, and on the Closing Date will be, the lawful owner of, the Holding Shares, the Holding Debt and all of the tangible and intangible assets, properties and rights used in connection with its business.

     3.4 Litigation. There are no actions, suits, arbitrations, regulatory proceedings or other litigation, proceedings or governmental investigations pending or threatened against or affecting the Holding LLC or any of its officers, employees, agents, members or managers in their capacity as such, or any of the Holding LLC's properties or businesses, and Seller is not aware of any facts or circumstances which may give rise to any of the foregoing. The Holding LLC is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other Governmental Authority. There are no claims, actions, suits, proceedings or investigations pending or threatened by or against the Holding LLC or Seller with respect to this Agreement, or in connection with the transactions contemplated hereby, and neither Member has reason to believe there is a valid basis for any such claim, action, suit, proceeding, or investigation.

     3.5 Claims Against Members and Manager. There are no pending or threatened claims against any manager, member, officer, employee or agent of the Holding LLC or any other Person, which could give rise to any claim for indemnification against the Holding LLC.

     3.6 No Other Business. Since its formation, the Holding LLC has not engaged in any business or transaction with any Person or owned or otherwise held any properties or assets, other than holding the Holding Shares and the Holding Debt which were contributed to the Holding LLC by Arnos and High River, the only Members of the Holding LLC.



                                   Article IV
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser hereby represents and warrants to Seller as follows:

     4.1 Organization of Purchaser. Purchaser is a limited partnership duly organized, validly existing and in good standing under the Laws of the State of Delaware. Purchaser has full organizational power and authority to execute and deliver this Agreement and to perform Purchaser's obligations hereunder and to consummate the transactions contemplated hereby, including without limitation to buy (pursuant to this Agreement) the Shares, the Debt and the LLC Interest.

     4.2 Authority. The execution and delivery by Purchaser of this Agreement, and the performance by Purchaser of its obligations hereunder, have been duly and validly authorized, no other action on the part of Purchaser being necessary. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms.

     4.3 No Conflicts. The execution and delivery by Purchaser of this Agreement do not, the performance by Purchaser of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not:

     (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the organizational documents of Purchaser;

     (b) conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to Purchaser or any of its Assets and Properties (other than such conflicts, violations or breaches (i) which will not in the aggregate adversely affect the validity or enforceability of this Agreement or have a material adverse effect on the Business or Condition of Purchaser or (ii) as would occur solely as a result of the identity or the legal or regulatory status of Seller or any of its Affiliates); or

     (c) (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under,
(iii) require Purchaser to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of,
(iv) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, or (v) result in the creation or imposition of any Lien upon Purchaser or any of its Assets and Properties under, any Contract or License to which Purchaser is a party or by which any of its Assets and Properties are bound.



                                   Article V
                ASSIGNMENT AND ASSUMPTION OF OPERATING AGREEMENT

     5.1 Assignment and Assumption. Effective at the Closing, (i) each of the Members transfers, assigns, conveys, grants and sets over to Purchaser, its successors and assigns forever, rights, title and interest as of such date in, to the Operating Agreement, and (ii) Purchaser agrees to be bound by all of the provisions of such agreement.

                                   Article VI
                CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER

     The obligations of Purchaser under Article I of this Agreement are subject to the satisfaction or waiver by Purchaser of the following conditions precedent on or before the Closing Date:

     6.1 Warranties True as of Both Present Date and Closing Date. The representations and warranties of each Seller contained herein shall have been accurate, true and correct in all material respects on and as of the date of this Agreement, and shall also be accurate, true and correct in all material respects on and as of the Closing Date with the same force and effect as though made by such Seller on and as of the Closing Date.

     6.2 Compliance with Agreements and Covenants. Each Seller shall have performed and complied with all of its respective covenants, obligations and agreements contained in this Agreement to be performed and complied with by it on or prior to the Closing Date.

     6.3 Consents and Approvals. Each of the Sellers and Purchaser shall have received all consents and approvals (including, without limitation, the Section 6 Approval and the Section 6 Waiver) required for the consummation of the transactions contemplated hereby, and all required filings, if any, shall have been made.

     6.4 No Material Adverse Change. No Company Material Adverse Change shall have occurred and no event shall have occurred which, in the reasonable judgment of Purchaser, is reasonably likely to have a Company Material Adverse Effect.

     6.5 Actions or Proceedings. No action or proceeding by any Governmental or Regulatory Authority or other Person shall have been instituted or threatened which (a) might have a Company Material Adverse Effect, or (b) could enjoin, restrain or prohibit, or could result in substantial damages in respect of, any provision of this Agreement or the consummation of the transactions contemplated hereby.

     6.6 Purchase of Additional Shares. Purchaser shall have acquired a number of shares of the Common Stock of National Energy Group, Inc., which together with the shares of the Common Stock of National Energy Group, Inc. to be acquired by Purchaser directly or indirectly pursuant to this Agreement, will result in Purchaser beneficially owning in the aggregate shares of the Common Stock of National Energy Group, Inc. in excess of 50% of the issued and outstanding shares of the Common Stock of National Energy Group, Inc.



                                  Article VII
               CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH SELLER

     The obligations of each Seller under Article I of this Agreement are subject to the satisfaction or waiver by such Seller of the following conditions precedent on or before the Closing Date:

     7.1 Warranties True as of Both Present Date and Closing Date. The representations and warranties of Purchaser contained herein shall have been accurate, true and correct in all material respects on and as of the date of this Agreement, and shall also be accurate, true and correct in all material respects on and as of the Closing Date with the same force and effect as though made by Purchaser on and as of the Closing Date.

     7.2 Compliance with Agreements and Covenants. Purchaser shall have performed and complied with all of its respective covenants, obligations and agreements contained in this Agreement to be performed and complied with by it on or prior to the Closing Date.

     7.3 Consents and Approvals. Each of the Sellers and Purchaser shall have received all consents and approvals (including, without limitation, the Section 6 Approval and the Section 6 Waiver) required for the consummation of the transactions contemplated hereby, and all required filings, if any, shall have been made.

     7.4 Actions or Proceedings. No action or proceeding by any Governmental or Regulatory Authority or other Person shall have been instituted or threatened which (a) might have a Company Material Adverse Effect, or (b) could enjoin, restrain or prohibit, or could result in substantial damages in respect of, any provision of this Agreement or the consummation of the transactions contemplated hereby.



                                  Article VIII
                                   TERMINATION

     8.1 Termination. This Agreement may be terminated at any time on or prior to the Closing Date:

     (a) With the mutual written consent of all of the Sellers and Purchaser;

     (b) By any of the Sellers or Purchaser, if the Closing shall not have taken place on or before December 31, 2003; provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose willful failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date;

     (c) By Purchaser, if there shall have been a breach of any covenant or other agreement or any material breach of any representation or warranty of any Seller hereunder, and such breach shall not have been remedied within ten Business Days after receipt by such Seller of a notice in writing from Purchaser specifying the breach and requesting such be remedied; or

     (d) By any Seller, if there shall have been a breach of any covenant or other agreement or any material breach of any representation or warranty of Purchaser hereunder, and such breach shall not have been remedied within ten Business Days after receipt by Purchaser of notice in writing from such Seller specifying the breach and requesting such be remedied.

     8.2 Effect of  Termination.  If this  Agreement is  terminated  pursuant to
Section 8.1, all obligations of the parties hereunder shall terminate, except for the obligations set forth in Article XI hereof, which shall survive the termination of this Agreement, and except that no such termination shall relieve any party from liability for any prior willful breach of this Agreement.



                                   Article IX
                                 INDEMNIFICATION

     9.1 Indemnification by Sellers. Each Seller agrees to indemnify Purchaser against, and agrees to hold it harmless from, any and all Losses incurred or suffered by it relating to or arising out of or in connection with (a) any breach of or any inaccuracy in any representation or warranty made by such Seller in this Agreement, (b) any breach of or failure by such Seller to perform any of its covenants or obligations set out or contemplated in this Agreement, or (c) the formation or operation of, or any other activities relating to, the Holding LLC. The representations and warranties contained in this Agreement shall survive the consummation of the transactions contemplated hereby.

     9.2 Claims. As soon as is reasonably practicable after becoming aware of a claim for indemnification under this Agreement, the indemnified person ("Indemnified Person") shall promptly give notice to the indemnifying person ("Indemnifying Person") of such claim and the amount the Indemnified Person will be entitled to receive hereunder from the Indemnifying Person; provided that the failure of the Indemnified Person to promptly give notice shall not relieve the Indemnifying Person of its obligations except to the extent (if any) that the Indemnifying Person shall have been prejudiced thereby. If the Indemnifying Person does not object in writing to such indemnification claim within 30 days of receiving notice thereof, the Indemnified Person shall be entitled to recover, on the thirty-fifth day after such notice was given, from the Indemnifying Person the amount of such claim, and no later objection by the Indemnifying Person shall be permitted; if the Indemnifying Person agrees that it has an indemnification obligation but objects that it is obligated to pay only a lesser amount, the Indemnified Person shall nevertheless be entitled to recover, on the thirty-fifth day after such notice was given, from the Indemnifying Person the lesser amount, without prejudice to the Indemnified Person's claim for the difference. In addition to the amounts recoverable by the Indemnified Person from the Indemnifying Person pursuant to the foregoing provisions, the Indemnified Person shall also be entitled to recover from the Indemnifying Person interest on such amounts at the rate of 7% per annum compounded quarterly from, and including, the thirty-fifth day after such notice of an indemnification claim is given to, but not including, the date such recovery is actually made by the Indemnified Person.

     9.3 Notice of Third-Party Claims; Assumption of Defense. The Indemnified Person shall give notice as promptly as is reasonably practicable to the Indemnifying Person of the assertion of any claim, or the commencement of any suit, action or proceeding, by any Person not a party hereto in respect of which indemnity may be sought under this Agreement; provided that the failure of the Indemnified Person to promptly give notice shall not relieve the Indemnifying Person of its obligations except to the extent (if any) that the Indemnifying Person shall have been prejudiced thereby. The Indemnifying Person may, at its own expense, (a) participate in the defense of any claim, suit, action or proceeding and (b) upon notice to the Indemnified Person and the Indemnifying Person's delivering to the Indemnified Person a written agreement that the Indemnified Person is entitled to indemnification for all Losses arising out of such claim, suit, action or proceeding and that the Indemnifying Person shall be liable for the entire amount of any Loss, at any time during the course of any such claim, suit, action or proceeding, assume the defense thereof; provided, however, that (i) the Indemnifying Person's counsel is reasonably satisfactory to the Indemnified Person, and (ii) the Indemnifying Person shall thereafter consult with the Indemnified Person upon the Indemnified Person's reasonable request for such consultation from time to time with respect to such claim, suit, action or proceeding. If the Indemnifying Person assumes such defense, the Indemnified Person shall have the right (but not the duty) to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Person. If, however, the Indemnified Person reasonably determines in its judgment that representation by the Indemnifying Person's counsel of both the Indemnifying Person and the Indemnified Person would present such counsel with a conflict of interest, or that the Indemnified Person and the Indemnifying Person have differing interests, then such Indemnified Person may employ separate counsel to represent or defend it in any such claim, action, suit or proceeding and the Indemnifying Person shall pay the fees and disbursements of such separate counsel. Whether or not the Indemnifying Person chooses to defend or prosecute any such claim, suit, action or proceeding, all of the parties hereto shall cooperate in the defense or prosecution thereof.

     9.4 Settlement or Compromise. Any settlement or compromise made or caused to be made by the Indemnified Person or the Indemnifying Person, as the case may be, of any claim, suit, action or proceeding shall also be binding upon the Indemnifying Person or the Indemnified Person, as the case may be, in the same manner as if a final judgment or decree had been entered by a court of competent jurisdiction in the amount of such settlement or compromise; provided, however, that no obligation, restriction or Loss shall be imposed on the Indemnified Person as a result of such settlement without its prior written consent. The Indemnified Person will give the Indemnifying Person at least 30 days' notice of any proposed settlement or compromise of any claim, suit, action or proceeding it is defending, during which time the Indemnifying Person may reject such proposed settlement or compromise; provided, however, that from and after such rejection, the Indemnifying Person shall be obligated to assume the defense of and full and complete liability and responsibility for such claim, suit, action or proceeding and any and all Losses in connection therewith in excess of the amount of unindemnifiable Losses which the Indemnified Person would have been obligated to pay under the proposed settlement or compromise.

     9.5 Failure of Indemnifying Person to Act. In the event that the Indemnifying Person does not elect to assume the defense of any claim, suit, action or proceeding, then any failure of the Indemnified Person to defend or to participate in the defense of any such claim, suit, action or proceeding or to cause the same to be done, shall not relieve the Indemnifying Person of its obligations hereunder.

     9.6 Tax Character. The Sellers and Purchaser agree that any payments pursuant to this Article IX will be treated for federal and state income tax purposes as adjustments to the purchase price of the Shares, the Debt and the LLC Interest, and that they will report such payments on all Tax Returns consistently with such characterization.

                                   Article X
                                   DEFINITIONS

     10.1 Definitions.

     (a) Defined Terms. As used in this Agreement, the following defined terms have the meanings indicated below:

     "Affiliate"  means,  with respect to any  specified  Person,  (1) any other
Person which, directly or indirectly, owns or controls, is under common ownership or control with, or is owned or controlled by, such specified Person,
(2) any other Person which is a director, officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities of the specified Person or a Person described in clause (1) of this paragraph, (3) another Person of which the specified Person is a director, officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, or (4) any relative or spouse of the specified Person or any of the foregoing Persons.

     "Agreement" means this Stock, Debt and LLC Interest Purchase Agreement, as the same shall be amended from time to time.

     "Assets and Properties" of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person.

     "Business Day" means any day of the year other than (i) any Saturday or Sunday or (ii) any other day on which commercial banks located in New York City are generally closed for business.

     "Business or Condition of a Person" means the business, financial condition or results of operations of such Person and its Subsidiaries taken as a whole.

     "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any successor statutes and any regulations promulgated thereunder.

     "CERCLIS" means the Comprehensive Environmental Response, Compensation and Liability Information System List.

     "Closing"  means the closing of the  transactions  contemplated  by Section
1.3.

     "Closing Date" means the closing date of the  transactions  contemplated by
Section 1.3.

     "Common Stock" has the meaning ascribed to it in Section 2.7(a).

     "Company Financial Statements" has the meaning ascribed to it in Section 2.8(b) of this Agreement.

     "Company Material Adverse Change" means a change (or circumstance involving a prospective change) in the business, operations, assets, liabilities, results of operations, cash flows, condition (financial or otherwise) or prospects of the Company which is materially adverse.

     "Company Material Adverse Effect" means an effect (or circumstance involving a prospective effect) on the business, operations, assets, liabilities, results of operations, cash flows, condition (financial or otherwise) or prospects of the Company which is materially adverse.

     "Company Recent Balance Sheet" means the balance sheet of the Company at March 31, 2003 included in the Company's Quarterly Report on Form 10-Q for the three-month period then ended.

     "Company SEC Documents" has the meaning ascribed to it in Section 2.8(a) of this Agreement.

     "Contract" means any contract, lease, commitment, understanding, sales order, purchase order, agreement, indenture, mortgage, note, bond, right, warrant, instrument, plan, permit or license, whether written or oral, which is intended or purports to be binding and enforceable.

     "Debt" has the meaning ascribed to it in the forepart of this Agreement.

     "Discount Rate" has the meaning ascribed to it in the forepart of this Agreement.

     "Dollars" or numbers preceded by the symbol "$" means amounts in United States Dollars.

     "Environmental Claim" means any third party (including governmental agencies and employees) action, lawsuit, claim or proceeding (including claims or proceedings under OSHA or similar laws relating to safety of employees) that seeks to impose material liability for (a) pollution or contamination of the ambient air, surface water, ground water or land; (b) solid, gaseous or liquid waste generation, handling, treatment, storage, disposal or transportation; (c) exposure to hazardous or toxic substances; (d) the safety or health of employees; or (e) the transportation, processing, distribution in commerce, use or storage of hydrocarbons or chemical substances. An Environmental Claim includes, but is not limited to, a common law action, as well as a proceeding to issue, modify or terminate an Environmental Permit.

     "Environmental Law" means any applicable material law, rule, regulation or order of any federal, foreign, state or local executive, legislative, judicial, regulatory or administrative agency, board or authority with jurisdiction over the Company or any of its Subsidiaries or any of their respective properties or assets that relate to (a) pollution or protection of the ambient air, surface water, ground water or land; (b) solid, gaseous or liquid waste generation, treatment, storage, disposal or transportation; (c) exposure to hazardous or toxic substances; (d) the safety or health of employees; or (e) regulation of the manufacture, processing, distribution in commerce, use or storage of hydrocarbons or chemical substances. Environmental Laws include but are not limited to OSHA, CERCLA, the Clean Air Act, as amended, the Federal Water Pollution Control Act, as amended, the Rivers and Harbors Act of 1899, as amended, the Safe Drinking Water Act, as amended, the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Hazardous and Solid Waste Amendments Act of 1984, as amended, the Toxic Substances Control Act, as amended, the Oil Pollution Act of 1990 ("OPA"), as amended, the Hazardous Materials Transportation Act, as amended, and any other federal, foreign, state and local law whose purpose is to conserve or protect human health, the environment, wildlife or natural resources.

     "Environmental Permit" means any material permit, license, approval or other authorization under any Environmental Law applicable law, regulation and other requirement of the United States or any foreign country or of any state, municipality or other subdivision thereof relating to pollution or protection of health or the environment, including laws, regulations or other requirements relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous substances or toxic materials or wastes into ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation or handling of hydrocarbons or chemical substances, pollutants contaminants or hazardous or toxic materials or wastes.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "GAAP" means U.S. generally accepted accounting principles at the time in effect.

     "Governmental  or  Regulatory   Authority"   means  any  court,   tribunal,
arbitrator, authority, agency, commission, official or other instrumentality of the United States or any state, county, city or other political subdivision.

     "Hazardous Material" means (a) any "hazardous substance," as defined by CERCLA; (b) any "hazardous waste" or "solid waste," in either case as defined by the Resource Conservation and Recovery Act, as amended; (c) any solid hazardous, dangerous or toxic chemical, material, waste or substance, within the meaning of and regulated by any Environmental Law; (d) any
radioactive   material,   including  any  naturally  occurring  radioactive
material, and any source, special or byproduct material as defined in 42 U.S.C. 2011 et seq. and any amendments or authorizations thereof; (e) any asbestos-containing materials in any form or condition; (f) any polychlorinated biphenyls in any form or condition; (g) petroleum, petroleum hydrocarbons, or any fraction or byproducts thereof; or (h) any air pollutant which is so designated by the U.S. Environmental Protection Agency as authorized by the Clean Air Act.

     "Holding Debt" has the meaning ascribed to it in the forepart of this Agreement.

     "Holding Shares" has the meaning ascribed to it in the forepart of this Agreement.

     "Indemnified Person" has the meaning ascribed to it in Section 9.2 of the Agreement.

     "Indemnifying Person" has the meaning ascribed to it in Section 9.2 of the Agreement.

     "Laws" means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of the United States or any state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

     "License"   means  all  licenses,   permits,   certificates  of  authority,
authorizations,   approvals,  registrations,  franchises  and  similar  consents granted or issued by any Governmental or Regulatory Authority.

     "Lien" means any mortgage, lien (except for any lien for Taxes not yet due and payable), charge, restriction, pledge, security interest, option, lease or sublease, claim, right of any third party, easement, encroachment or encumbrance.

     "LLC Interest" has the meaning ascribed to it in the forepart of this Agreement.

     "Loss" or "Losses" means any and all liabilities, losses, costs, claims, damages (including consequential damages), penalties and expenses (including attorneys' fees and expenses and costs of investigation and litigation).

     "Member" means either Arnos or High River.

     "Oil and Gas Interests" mean (a) direct and indirect interests in and rights with respect to oil, gas, mineral and related properties and assets of any kind and nature, direct or indirect, including working, royalty and overriding royalty interests, production payments, operating rights, net profits interests, other non-working interests and non-operating interests; (b) interests in and rights with respect to crude oil, natural gas and other minerals or revenues therefrom and contracts in connection therewith and claims and rights thereto (including oil and gas leases, operating agreements, unitization and pooling agreements and orders, division orders, transfer orders, mineral deeds, royalty deeds, oil and gas sales, exchange and processing contracts and agreements and, in each case, interests thereunder), surface interests, fee interests, reversionary interests, reservations and concessions;
(c) easements, rights of way, licenses, permits, leases, and other interests associated with, appurtenant to, or necessary for the operation of any of the foregoing; and (d) interests in equipment and machinery (including well equipment and machinery) oil and gas production, gathering, transmission, compression, treating, processing and storage facilities (including tanks, tank batteries, pipelines and gathering systems), pumps, water plants, electric plants, gasoline and gas processing plants, refineries and other tangible personal property and fixtures associated with, appurtenant to, or necessary for the operation of any of the foregoing.

     "Operating Agreement" means that certain Operating Agreement of Greenville Holding LLC dated as of April 14, 2003, by and between the Members, attached hereto as Exhibit A.

     "Order" means any writ, judgment, decree, injunction or similar order of any Governmental or Regulatory Authority (in each such case whether preliminary or final).

     "OSHA" means the Occupational Safety and Health Act, as amended, or any successor statute and any regulations promulgated thereunder.

     "Person" means any natural person, corporation, limited liability company, general partnership, limited partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

     "Plans" means employee benefit plans as such term is defined in section 3(3) of ERISA.

     "Purchase Price" has the meaning ascribed to it in Section 1.2.

     "Purchaser" has the meaning ascribed to it in the forepart of this Agreement.

     "Section 6 Approval" means the approval of the stockholders of the Company of an amendment of Section 6 of the Company's certificate of incorporation so as to enable the directors of the Company to waive the applicability of Section 6 of the Company's certificate of incorporation to (A) the transactions contemplated under this Agreement and (B) the transaction or a series of transactions involving Purchaser acquiring, purchasing or otherwise becoming a beneficial owner of (in a privately negotiated transaction, open market purchase or otherwise) more than 50% of the then issued and outstanding Common Stock.

     "Section 6 Waiver" means the waiver by the Board of Directors of the Company of the applicability of Section 6 of the Company's certificate of incorporation (as amended pursuant to the Section 6 Approval) to (A) the transactions contemplated under this Agreement and (B) the transaction or a series of transactions involving Purchaser acquiring, purchasing or otherwise becoming a beneficial owner of (in privately negotiated transaction, open market purchases or otherwise) more than 50% of the then issued and outstanding Common Stock.

     "Securities Laws" mean (i) the Securities Act of 1933, as amended, and the rules and regulations promulgated under it, (ii) the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated under it, and (iii) any applicable foreign, federal or state securities laws.

     "Seller" has the meaning ascribed to it in the forepart of this Agreement.

     "Shares" has the meaning ascribed to it in the forepart of this Agreement.

     "Subsidiary" means, with respect to a specified Person, any other Person of which at least 50% of the outstanding shares, limited liability company interests or other equity interests having ordinary voting power for the election of directors or comparable managers of such Person are owned, directly or indirectly, by such specified Person.

     "Taxes" means all taxes, charges, fees, duties, levies or other assessments, including income, gross receipts, net proceeds, ad valorem, turnover, real and personal property (tangible and intangible), sales, use, franchise, excise, value added, stamp, leasing, lease, user, transfer, fuel, excess profits, occupational, interest equalization, windfall profits, severance, employee's income withholding, other withholding, unemployment and Social Security taxes, which are imposed by any Governmental Authority, and such term shall include any interest, penalties or additions to tax attributable thereto. The term "Tax" shall have a correlative meaning.

     "Tax Return" means any return, report, declaration, form, claim for refund or information return or statement relating to Taxes, including any schedule or attachment to it, and including any amendment to it.

                                   Article XI
                                  MISCELLANEOUS

     11.1 Investigation. It shall be no defense to an action for breach of this Agreement that Purchaser or its agents have (or have not) made investigations into the affairs of the Company or that the Company or any of the Sellers could not have known of the misrepresentation or breach of warranty.

     11.2 Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

     11.3 Waiver. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

     11.4 Amendment. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

     11.5 No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.

     11.6 Assignment; Binding Effect. This Agreement and any right, interest or obligation hereunder may not be assigned by either Purchaser or any Seller without the prior written consent of all of the parties hereto, and any such assignment without obtaining such consent shall be no force or effect. This Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and permitted assigns.

     11.7 Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

     11.8 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance here from.

     11.9 Expenses. The Sellers, on the one hand, and the Purchaser, on the other hand, shall bear their respective expenses, costs and fees (including attorneys', auditors' and financing commitment fees) in connection with the transactions contemplated hereby, including the preparation, execution and delivery of this Agreement and compliance herewith, whether or not the transactions contemplated hereby shall be consummated.

     11.10 Further Action. Sellers and Purchaser agree to use all reasonable efforts to take or cause to be taken all actions, and do or cause to be done all other things, necessary, proper or advisable in order to give full effect to this Agreement.

     11.11 Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York applicable to a Contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

     11.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

     11.13 Independent Obligations. Other than with respect to the representations and warranties set forth in (i) Sections 2.5, 2.7(a), 2.7(b), 2.7(d), 2.7(e) and 2.8 through 2.25 hereof, which were made jointly and severally by all of the Sellers or (ii) Article III hereof, which were made jointly and severally by Arnos and High River, notwithstanding anything in this Agreement to the contrary or any reference to "Sellers" in this Agreement or any other language that might otherwise imply that any duty obligation, liability, right, agreement, covenant, representation or warranty set forth herein (each an "Obligation" and collectively, the "Obligations") is a collective Obligation of Arnos, High River and High Coast, it is the intention of the parties hereto that each Seller hereunder be deemed to have made or undertaken any Obligation only with respect to itself, individually, severally, separately, independently and not jointly and no Seller shall be liable or otherwise responsible for any breach, performance or payment (including, without limitation, any indemnity payment or the payment of the Purchase Price) of any Obligation attributable to another Seller or its Assets and Properties.

     11.14 Exclusive Remedy. The sole and exclusive remedy of any party hereto for any breach of any representation or warranty hereunder by any other party hereto shall be (i) prior to the Closing, the termination of this Agreement pursuant to Section 8.1 hereof, or (ii) after the Closing, the indemnification available pursuant to Article IX hereof. The sole and exclusive remedy of any party hereto for any breach of any covenant or other agreement hereunder shall be, after the Closing, the indemnification available pursuant to Article IX hereof.

     11.15 Acknowledgement. Parties hereto acknowledge that the representations and warranties made by the Sellers with respect to the Company and its Subsidiaries constitute the allocation to the Sellers of the economic risk of the statements contained therein not being true and correct, and that such statements are not made to affirm or promise a particular state of affairs with respect to the Company or its Subsidiaries, which state of affairs could be beyond the knowledge of the Sellers. However, notwithstanding the foregoing acknowledgement, after the Closing, the Sellers shall be responsible to Purchaser pursuant to Article IX hereof for any failure of any such representation or warranty to be true and correct.




                            [Signature Page Follows]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written.


                                Arnos Corp.


                                By:  /s/ Edward E. Mattner
                                       Name:    Edward E. Mattner
                                       Title:   Vice President


                               High Coast Limited Partnership
                               By:      Beckton Corp., its General Partner


                               By: /s/ Edward E. Mattner
                                        Name:    Edward E. Mattner
                                        Title:   Authorized Signatory


                               High River Limited Partnership
                               By:      Barberry Corp., its General Partner


                               By: /s/ Edward E. Mattner
                                        Name:    Edward E. Mattner
                                        Title:   Authorized Signatory


                               American Real Estate Holdings, L.P.
                               By:      American Property Investors, Inc.,
                                        its General Partner


                               By: /s/ Martin Hirsch
                                        Name:    Martin Hirsch
                                        Title:   Executive Vice President





     [Signature Page to the Stock, Debt and LLC Interest Purchase Agreement]
                                       23


                                   Schedule A

                          Allocation of Purchase Price

                       Price for Shares         Price for Debt       Price for LLC Interest   Total Price per Seller
      Seller                  ($)                     ($)                      ($)                      ($)

High River                    N/A                     N/A            $ 55,642,475.00                $  55,642,475.00

Arnos                $ 2,022,297.50                   N/A            $ 36,746,369.50                $  38,768,667.00

High Coast                    N/A           $ 53,673,547.50                    N/A                  $  53,673,547.50

Total Price          $ 2,022,297.50         $ 53,673,547.50          $ 92,388,844.50                 $148,084,689.50





                                    Exhibit A


    Operating Agreement of Greenville Holding LLC dated as of April 14, 2003








                               OPERATING AGREEMENT
                                       OF
                             GREENVILLE HOLDING LLC











                           Dated as of April 14, 2003

                               OPERATING AGREEMENT
                                       OF
                             GREENVILLE HOLDING LLC

     OPERATING AGREEMENT of GREENVILLE HOLDING LLC dated as of April 14, 2003, between Arnos Corp., a Nevada corporation ("Arnos") and High River Limited Partnership, a Delaware limited partnership ("High River " and, collectively with Arnos, the "Members"). W I T N E S E T H:

     WHEREAS, the Members desire to form a limited liability company pursuant to the Delaware Limited Liability Company Act (the "Act"); and

     WHEREAS, the Members wish to state the terms and conditions that shall govern the operation (the "Operating Agreement") of the limited liability company;

     NOW, THEREFORE, in consideration of the premises and the agreements herein contained, the Members hereby state:

     I. FORMATION

     1.1 Formation; Name. The Members hereby form a Delaware limited liability company (the "Company") under the Act, to be conducted under the name "GREENVILLE HOLDING LLC."

     1.2 Purposes. The purpose for which the Company has been formed is to engage in any lawful act or activity permitted under the Act which the Members may from time to time determine.

     1.3 Term. The term of the Company has begun on April 9, 2003 with the filing of the certificate of formation with the Office of the Secretary of State of the State of Delaware and shall end on April 9, 2030.

     II. CAPITAL CONTRIBUTIONS AND LIABILITY

     2.1 Member Capital Contribution. Each of Arnos and High River has contributed (i) the 612,294 and 927,155 shares of Common Stock, par value $.01 per share, of National Energy Group, Inc. (the "Company"), respectively, (ii) $37,279,000 and $56,449,000 in principal amount of the 10 3/4 % Senior Notes due 2006 of the Company, respectively, in exchange for their respective interests in the Company. The Members shall not be required to make any additional capital contributions to the Company but may make same from time to time.

     2.2 Member's Liability. The liability of the Members as such, shall be limited to the amount of the fair market value as of the contribution date of the initial capital contributions set forth in Section 2.1 above. The Members shall not be personally liable for any obligation of the Company. The provisions of this Operating Agreement are not intended to be for the benefit of any creditor or other person to whom any debts, liabilities, or obligations are owed by (or who otherwise has any claim against) the Company or the Members; and no such creditor or other person shall obtain any benefit from such provisions or shall, by reason of any such foregoing provision, make any claim in respect of any debt, liability, or obligation against the Company or the Members.

     III. TITLE TO PROPERTY

     Title to any property real or personal, owned by or leased to the Company shall be held in the name of the Company, or in the name of any nominee the Members may in its discretion designate.

     IV. MANAGEMENT OF COMPANY

     The business and affairs of the Company shall be conducted and managed by a manager or managers (the "Manager") who shall be Edward E. Mattner, with the title of President, who shall serve at the pleasure of the Members. The Members may at any time appoint one or more additional Managers and may dismiss a Manager or Managers at any time. In addition, any Manager may resign at any time for any reason.

     V. PROFITS AND LOSSES

     All profits and losses of the Company shall be allocated and distributions, if any, shall be made to the Members in proportion to their respective capital contributions. Section 704(c) of the Internal Revenue Code of 1986, as amended, shall apply so as to take into account any variation between the basis of property contributed to the Company and its fair market value at the time of contribution. [Signature Page Follows]


     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                Arnos Corp.,


                                By: /s/ Edward E. Mattner
                                    Name:    Edward E. Mattner
                                    Title:   Vice President


                                High River Limited Partnership
                                By:      Barberry Corp., its General Partner


                                By: /s/ Edward E. Mattner
                                    Name:    Edward E. Mattner
                                    Title:   Authorized Signatory


    [Signature page to of GREENVILLE HOLDING LLC dated as of April 14, 2003]